SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
March 28, 2022

BREAD FINANCIAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)

(614) 729-4000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On March 28, 2022, Comenity Bank (“Bank”), a wholly-owned subsidiary of Bread Financial Holdings, Inc. (the “Company”), entered into that certain Private Label and Co-Brand Credit Card Program Agreement (the “Agreement”) with Victoria’s Secret Stores, LLC, L Brands Direct Fulfillment, LLC, VSPR Store Operations LLC, Lone Mountain Factoring, LLC, and Far West Factoring, LLC (collectively, “VS”).  The Agreement provides for both a new co-brand credit card program and the renewal of the existing private label credit card program between the parties.  Subject to certain exceptions, the Agreement has a term of seven years following the launch of the co-brand credit card program and replaces that certain existing Private Label Credit Card Program Agreement, dated June 29, 2018, as amended, between Bank and VS.

The description of the Agreement herein is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On March 29, 2022, the Company issued a press release in connection with entry into the Agreement. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

* 10.1
Private Label and Co-Brand Credit Card Program Agreement dated as of March 28, 2022, by and between Comenity Bank, Victoria’s Secret Stores, LLC, L Brands Direct Fulfillment, LLC, VSPR Store Operations LLC, Lone Mountain Factoring, LLC and Far West Factoring, LLC.

99.1	Press release dated March 29, 2022 announcing an agreement with Victoria’s Secret.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*  Pursuant to Item 601 (b)(10)(iv) of Regulation S-K, certain identified information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed. Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Registrant hereby undertakes to furnish supplementally an unredacted copy of the exhibit or a copy of any omitted schedule upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bread Financial Holdings, Inc.

Date: March 29, 2022	By:	/s/ Joseph L. Motes III
Joseph L. Motes III
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary